UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 20, 2007

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1735 Market Street, Suite LL, Philadelphia, PA	19103-7583
(Address of principal executive offices)	(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 20, 2007, the Compensation Committee of the Board of Directors of Sunoco Partners LLC (the “Company”), general partner of Sunoco Logistics Partners L.P. (the “Partnership”), adopted and approved amendments to certain compensatory plans and arrangements in which the Company’s named executive officers and/or directors participate. These amendments were approved in order to conform the provisions of such plan documents to the requirements of Section 409A of the U.S. Internal Revenue Code of 1986, as amended (“IRC 409A”). These amendments address additional regulatory changes issued since the Partnership’s Current Report on Form 8-K, filed December 27, 2005 (describing previous amendments to the Company’s Annual Incentive Plan, its Directors’ Deferred Compensation Plan and its Long-Term Incentive Plan, made to conform such plans to the then-extant requirements of IRC 409A).

The amendments approved by the Company’s Compensation Committee on October 20, 2007, include the following:

1.	Directors’ Deferred Compensation Plan: was amended to impose a time limit (ten years following death of participant) on reimbursements of attorneys fees and related expenses for benefit payments that are contested following a Change of Control.

2.	Annual Incentive Plan: was amended to:

a.	impose a time limit (ten years following death of participant) on reimbursements of attorneys fees and related expenses for benefit payments that are contested following a Change of Control, and

b.	to change the timing of payment of Incentive Awards upon the occurrence of a Change of Control.

3.	Long-Term Incentive Plan: was amended to:

a.	add a definition of “Specified Employee,”

b.	modify the plan definition of Employment Termination Date to comply with the IRC 409A definition of “Separation from Service,” and

c.	provide for six-month delay in payment of Restricted Units (and related Distribution Equivalent Rights) to Specified Employees upon separation from service, or in connection with a Sale of Significant Assets.

4.	Special Executive Severance Plan: was amended to:

a.	add a definition of “Specified Employee,”

b.	modify the plan definition of Employment Termination Date to comply with the IRC definition of “Separation from Service,”

c.	impose a time limit (ten years following death of participant) on reimbursements of attorneys fees and related expenses for benefit payments that are contested following a Change of Control,

d.	permit “reasonable” outplacement services under the plan, to the extent such services are provided prior to the end of the second calendar year following separation from service, and

e.	provide for a six-month delay in payments to Specified Employees following separation from service.

5.	Executive Involuntary Severance Plan: was amended to:

a.	add a definition of “Specified Employee,”

b.	modify the plan definition of Employment Termination Date to comply with the IRC 409A definition of “Separation from Service,”

c.	permit “reasonable” outplacement services under the plan, to the extent such services are provided prior to the end of the second calendar year following separation from service, and

d.	provide for a six-month delay in payments to Specified Employees following separation from service.

The foregoing brief description of these amendments to the Company’s plans is qualified in its entirety by reference to the amended and restated plans which will be filed with the U.S. Securities and Exchange Commission as exhibits to the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2007, which the Partnership expects to be filed on or before February 29, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS LP.

By:	Sunoco Partners LLC, its General Partner

By:	/s/ DANIEL D. LEWIS
Daniel D. Lewis
Comptroller

October 24, 2007

Philadelphia, PA